Exhibit 99.1

TALOS ENERGY ANNOUNCES TRANSACTIONS WITH BP, EXXONMOBIL

Houston, Texas, September 19, 2019 – Talos Energy Inc. (“Talos” or the “Company”) (NYSE: TALO) today announced that it has entered into two separate agreements with BP plc (“BP”) and Exxon Mobil Corporation (“ExxonMobil”) related to new exploration opportunities in the U.S. Gulf of Mexico. The Company will work with BP to drill and evaluate the Puma West prospect (“Puma West”), located in Talos-owned Green Canyon Block 821, in the fourth quarter of 2019. Additionally, Talos has acquired from ExxonMobil the Hershey prospect (“Hershey”), located on Green Canyon Blocks 326, 327, 370 and 371.

Talos President and Chief Executive Officer Timothy S. Duncan commented: “Our strategy of leveraging deep technical expertise across our extensive seismic database and our growing infrastructure footprint is applicable to both the acreage we acquire and control as well as to third party acreage where we can execute on new opportunities. As these transactions prove, Talos is well-positioned to continue unlocking material resource opportunities in our basin through multiple creative business development avenues. We are excited to add these two significant, oil-weighted prospects to our portfolio.”

On the Puma West opportunity, Talos will retain a 25% working interest, with BP, as operator, holding the remaining working interest. The initial exploration well is expected to be spud before the end of October 2019 using the Seadrill West Auriga ultra-deepwater drillship. The prospect consists of sub-salt, Miocene target zones believed to be similar to the prolific Mad Dog field located less than 15 miles from the proposed well location. The original Mad Dog spar has produced over 230 MMBoe since inception, and BP is currently constructing the Argos platform for the Mad Dog II project, which will add 140 thousand barrels of oil per day of additional production capacity to the field. The Puma West prospect was identified and permitted by Talos following a significant seismic reprocessing effort in the Company’s Green Canyon core area.

Duncan commented: “I am extremely proud of the Talos team for identifying and accelerating this opportunity through a rigorous exploration portfolio review and technical evaluation that leveraged our substantial seismic database and reprocessing experience in the basin. Exploration of the Puma West prospect is a timely and material opportunity for Talos. While not scheduled in our original 2019 drilling program, by moving quickly the Company is able to work with a world-class operator in a potentially significant subsea tie-back project located on Talos acreage. We believe that coupling Talos’s initial prospect evaluation with BP’s known expertise in the region provides the best opportunity for success, and we look forward to initiating the project within the next 30 days.”

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002

Under a separate agreement with ExxonMobil, Talos has acquired a 100% working interest in the Hershey prospect from ExxonMobil and will become designated operator of Green Canyon Blocks 326, 327, 370 and 371, which constitute approximately 23,000 gross acres. Hershey is a large, sub-salt Miocene prospect with potential for several stacked horizons. Based on preliminary estimates, Talos believes that the prospect may contain oil-weighted, gross unrisked resources of 100 – 300 MMBoe if successful. Hershey could be developed as a subsea tie-back to multiple Talos-controlled Green Canyon facilities or with new, dedicated infrastructure.

Duncan added, “The acquisition of the Hershey prospect, located less than 10 miles from our Phoenix complex, adds another high-impact exploration opportunity to our portfolio that can leverage our nearby infrastructure and operating experience in the area. The transaction structure, which is 100% contingent-based and contains no well commitment, provides Talos with significant financial and commercial optionality in evaluating the potential resource. I applaud both teams for identifying and developing this win-win opportunity following our acquisition of the Antrim prospect from ExxonMobil earlier this year.”

ABOUT TALOS ENERGY

Talos Energy (NYSE: TALO) is a technically driven independent exploration and production company focused on safely and efficiently maximizing cash-flows and long-term value through our operations, currently in the United States Gulf of Mexico and offshore Mexico. As one of the US Gulf’s largest public independent producers, we leverage decades of geology, geophysics and offshore operations expertise towards the acquisition, exploration, exploitation and development of assets in key geological trends that are present in many offshore basins around the world. Our activities in offshore Mexico provide high impact exploration opportunities in an oil rich emerging basin. For more information, visit www.talosenergy.com.

INVESTOR RELATIONS CONTACT

Sergio Maiworm

+1.713.328.3008

investor@talosenergy.com

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this communication, regarding our strategy, future operations, financial position, estimated revenues and losses, estimated production volumes, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this communication, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “may,” “objective,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, commodity price volatility, inflation, lack of availability of drilling and production equipment and services, environmental risks, failure to find, acquire or gain access to other discoveries and prospects or to successfully develop and produce from our current discoveries and prospects, geologic risk, drilling and other operating risks, well control risk, regulatory changes, the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, potential adverse reactions or changes to business or employee relationships resulting from the business combination between Talos Energy LLC and Stone Energy Corporation, competitive responses to such business combination, the possibility that the anticipated benefits of such business combination are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies, litigation relating to the business combination and other factors that may affect our future results and business, generally, including those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission on March 13, 2019.

Estimates of future production volumes are based on assumptions of capital expenditure levels and the assumption that market demand and prices for oil and gas will continue at levels that allow for economic production of these products. The production, transportation and marketing of oil and gas are subject to disruption due to transportation and processing availability, mechanical failure, human error, hurricanes and numerous other factors. Our estimates are based on certain other assumptions, such as well performance, which may vary significantly from those assumed. Therefore, we can give no assurance that our future production volumes will be as estimated.

Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified hereby, to reflect events or circumstances after the date of this communication.

CAUTIONARY NOTE TO INVESTORS

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms. In this communication, the Company uses certain broader terms such as “gross unrisked resources” that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC. These types of estimates do not represent, and are not intended to represent, any category of reserves based on SEC definitions, are by their nature more speculative than estimates of proved, probable and possible reserves and do not constitute “reserves” within the meaning of the SEC’s rules. These estimates are subject to greater uncertainties, and accordingly, are subject to a substantially greater risk of actually being realized. Investors are urged to consider closely the disclosures and risk factors in the reports the Company files with the SEC.

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002